UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-24051

Pursuit Asset-Based Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Timothy M. Bonin

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copies to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant’s telephone number, including area code: (414) 299-2217

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

PURSUIT FUNDS

Pursuit Asset-Based Income Fund (GOFOX)

Annual Report

For the period ended March 31, 2026

Pursuit Asset-Based Income Fund Shareholder Letter March 31, 2026 (Unaudited)

Dear Investors,

Following the reorganization of the Pursuit Alternative Income Fund, LP (the “Predecessor Fund”) with and into the Pursuit Asset-Based Income Fund (the “Fund” or “GOFOX”) last October, the Fund completed its first fiscal year-end on March 31, 2026.

The Fund’s strategy is focused on investing, directly or indirectly through a wide range of investment vehicles, at least 80% of its net assets (plus any borrowings for investment purposes) in smaller, undercapitalized assets and markets (issuers generally seeking between $1,000,000 and $25,000,000 in financing) that banks and large institutional investors often overlook. As a result, Pursuit Fund Advisers, LLC (the “Investment Manager”) believes that investment performance is predominantly driven by underlying asset-level and structural factors (“micro” drivers), rather than broader macroeconomic variables such as interest rate movements, public credit spreads, or equity market performance.

It is our view that, in the current market environment, declining benchmark interest rates have generally increased the relative attractiveness and excess spread of the Fund’s niche, privately negotiated assets. The Investment Manager believes the portfolio continues to be well-positioned due to its emphasis on contractual repayment structures, short duration, structural seniority, and self-liquidating cash flow profiles.

Despite this broader backdrop, the Fund’s exposure to certain securitized restaurant royalty assets affiliated with FAT Brands Inc. (“FAT Brands”) experienced significant distress during the period. These investments entered a restructuring and workout process due to company-specific operational and capital structure challenges, including disputes among stakeholders within the securitization framework. The underlying restaurant royalty assets were subject to an auction process in April 2026 through an affiliate restructuring proceeding that commenced after the Fund’s fiscal year-end. This process represented the first meaningful third-party price discovery event for these assets. Following the announcement of auction outcomes on April 29, 2026, and based on updated information regarding expected recovery pathways and timing, the Investment Manager determined it was prudent to materially reduce the carrying value of these positions, which ultimately were written down to zero.

This represents the first credit event since the Fund’s Inception Date1 and resulted in an approximately 12% negative impact to net asset value, subject to potential future recovery over time, although no assurance can be given that such recovery will be achieved. Since the impairment existed during the open audit period, it is being reflected in the Fund’s financial reporting as of the fiscal year ended March 31, 2026.

The Fund has generated the following results through March 31, 2026:

Net Total Return from October 1, 2025 through March 31, 2026 (Excluding Predecessor Fund Performance)	Net Total Return from October 11, 2024 through March 31, 2026 (Including Predecessor Fund Performance)[1],[2]
-6.72%	7.76%

____________

1       Unless otherwise stated, Inception Date refers to October 11, 2024, the inception of the Predecessor Fund.

2     As of 3/31/26. Returns are net total returns. Simultaneous with the Fund’s Commencement of Operations on 10/1/25, the Predecessor Fund reorganized with and into the Fund. Performance for periods prior to this date reflect that of the Predecessor Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the reorganization, the Fund and the Predecessor Fund shared the same investment adviser and portfolio managers. The performance returns of the Predecessor Fund are unaudited and are calculated by the Fund’s investment manager, Pursuit Fund Advisers, LLC, on a net total return basis using cumulative monthly realized net income divided by total contributed capital for each month. Future results may be different from historical performance. The Predecessor Fund was not registered under the Investment Company Act of 1940 Act, as amended (the “Act”), nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the Act, which, if applicable, may have adversely affected the performance result.

Pursuit Asset-Based Income Fund Shareholder Letter (Continued) March 31, 2026 (Unaudited)

Excluding accounting principles generally accepted in the United States of America (“U.S. GAAP”) adjustments required for financial reporting purposes related to the FAT Brands impairment adjustment, the net total return (i) from the Fund’s commencement of operations on October 1, 2025 through March 31, 2026 was 5.96%, and (ii) from the Inception Date of the Predecessor Fund on October 11, 2024 through March 31, 2026 was 21.26%.2,3

FAT Brands: Accountability and Lessons Learned

We want to address the FAT Brands investments directly and take full accountability for the outcome. While losses are an inherent part of lending, we believe that the sequence of events that led to this outcome was highly atypical and, importantly, instructive. The collateral underlying these investments remained cash-flowing and solvent and did not experience traditional performance deterioration that would typically lead to default. We continue to believe that our underwriting of the underlying asset base and its ability to generate contractual cash flow was fundamentally sound.

In this instance, however, the manager commingled cash flows that were contractually owed to bankruptcy-remote special purpose vehicles. This action was driven by financial distress at the corporate level following over $90 million of legal defense costs. This ultimately led to a breakdown of the legal structure designed to protect lenders and resulted in a bankruptcy process that substantively consolidated entities intended to remain separate. While such outcomes are uncommon in structured credit transactions, this event demonstrated that in extreme circumstances legal protections can be overridden. The subsequent auction process yielded no third-party bids, and senior lenders acquired the assets at a discount, impairing junior positions such as the Fund’s.

The impact of this event was amplified by portfolio concentration. The Fund’s original target position sizing for the two tranches was approximately 3% and 4% of FAT Brands Royalty I Jr. and FAT Whole Business Securitization Jr., respectively, with each backed by distinct collateral pools. However, the events described above effectively eliminated the risk controls provided by separate collateral, creating one larger concentrated exposure to the issuer. In addition, slower-than-anticipated capital formation caused the exposure to grow beyond intended portfolio limits over time.

This is a clear area for improvement and one we believe we have already addressed through stricter sizing limits and a more seasoned, diversified portfolio construction framework. We also intend to strictly limit our exposure to structurally junior deals, further tightening our focus on senior, short-duration, self-amortizing investments.

____________

3       These non-U.S. GAAP figures are provided for informational purposes only and should not be considered a substitute for returns calculated in accordance with U.S. GAAP.

Pursuit Asset-Based Income Fund Shareholder Letter (Continued) March 31, 2026 (Unaudited)

Getting Back to Business

While the FAT Brands event was a meaningful setback, we believe it is important to separate a single outcome from the broader performance and durability of the strategy.

At its core, we believe the portfolio continues to do what it was built to do: target high current income from asset-based lending. As of April 30, 2026, the remaining portfolio commitments have a weighted average gross annual percentage rate of 13.87%.4

Avoiding the Capital Crowding Effect

Despite these idiosyncratic developments, we remain confident in our core strategy of niche asset-based lending. We continue to operate in segments of the market that we view as:

•        Undercapitalized

•        Structurally complex

•        Less intermediated

We believe that these characteristics allow for stronger structuring, better pricing, and more controlled risk-taking relative to crowded areas of private credit.

Final Thoughts

This period represents an inflection point for the Fund.

While the FAT Brands outcome is a setback, it is also the first meaningful test of the strategy in a stressed scenario. We believe how a strategy performs during its first loss is often more informative than how it performs during periods of uninterrupted gains.

We remain focused on disciplined underwriting, structural protections, and consistent portfolio monitoring. These principles are unchanged.

We appreciate your continued partnership and confidence.

Sincerely,

Pursuit Funds Advisers, LLC

____________

4       These non-U.S. GAAP figures are provided for informational purposes only and should not be considered a substitute for returns calculated in accordance with U.S. GAAP. This does not represent a yield amount that investors should expect to receive.

Pursuit Asset-Based Income Fund Shareholder Letter (Continued) March 31, 2026 (Unaudited)

Past performance is not indicative of future results. Performance data represents past returns and future returns may be higher or lower. The value of the Fund’s shares will fluctuate, and upon redemption an investor’s shares may be worth more or less than the original cost. Total returns include reinvestment of distributions and are net of the Fund’s net expenses. The Fund’s investment program is speculative and entails substantial risks. Investors could lose some or all of their investment.

Average Gross Annual Percentage Rate is a weighted average of the Gross Annual Percentage Rate (Gross APR) of each underlying holding based on its current principal outstanding and the size of the total portfolio. Gross APR is the annualized interest rate charged to the borrower before subtracting any fees, expenses, or credit losses. This does not represent a yield amount investors should expect to receive.

Special Purpose Vehicle (SPV) is a bankruptcy-remote legal entity created for a specific, limited purpose — such as holding assets, issuing securities, or facilitating a particular investment or financing transaction. An SPV is typically structured to isolate the assets and liabilities associated with that transaction from those of the sponsor or manager, helping manage risk and provide structural separation for investors.

Self-Amortizing Investments are loan structures in which principal is repaid over time through scheduled payments, reducing outstanding balance through the term.

IMPORTANT INFORMATION

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is unlawful.

Before investing you should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other information is in the prospectus, a copy of which may be obtained from the Fund at (888) 723-1542 or by visiting pursuitfunds.com. An investor should read the prospectus carefully before investing.

The words “we”, “us”, and “our” refer to Pursuit Fund Advisers, LLC, unless the context requires otherwise.

Forward-Looking Statement Disclosure

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include the Investment Manager’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. The Investment Manager believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the

Pursuit Asset-Based Income Fund Shareholder Letter (Continued) March 31, 2026 (Unaudited)

Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or GOFOX’s prospectus and other filings). Except as otherwise required by federal securities laws, GOFOX undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Certain information contained herein relating to any goals, targets, intentions, or expectations is subject to change, and no assurance can be given that such goals and targets, intentions or expectations will be met.

It should not be assumed that investments made in the future will be comparable in quality or performance to the investments described herein.

Economic factors, market conditions, and investment strategies will affect the performance of any portfolio and there can be no assurance that a portfolio will match or outperform any particular index or bench-mark.

Pursuit Fund Advisers, LLC serves as the investment adviser to the Pursuit Asset-Based Income Fund. The Fund is distributed by Distribution Services, LLC which is not affiliated with Pursuit Fund Advisers, LLC or any of their affiliates.

© 2026 Pursuit Fund Advisers, LLC

Pursuit Asset-Based Income Fund Fund Performance March 31, 2026 (Unaudited)

Performance of a $1,000,000 Investment

____________

*       The Bloomberg US Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

**      The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

***    The ICE BofA 1-3 Year US Treasury Index is a subset of the The ICE BofA US Treasury Index including all securities with a remaining term to final maturity less than 3 years. The ICE BofA US Treasury Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market.

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its commencement of operations on October 1, 2025, with the same hypothetical investment in the Bloomberg US Credit Bond Index, Bloomberg US Corporate High Yield Bond Index and ICE BofA 1-3 Yr US Treasury Index TR. Results include the reinvestment of all dividends and capital gains.

Cumulative Total Returns as of March 31, 2026	Since Inception*
Pursuit Asset-Based Income Fund Class I (Commencement of operations on 10/1/2025)	(6.72)%
Bloomberg US Credit Bond Index	0.39%
Bloomberg US Corporate High Yield Bond Index	0.81%
ICE BofA 1-3 Yr US Treasury Index TR	1.41%

____________

*       Index returns are from the commencement of operations date of the Fund only and are not the inception date of each index itself.

Pursuit Asset-Based Income Fund Fund Performance (Continued) March 31, 2026 (Unaudited)

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 723-1542.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns do not reflect the effects of fees, transaction costs or expenses, which would lower performance. It is not possible to invest directly in an index.

For the Fund’s current expense ratio, please refer to the Financial Highlights Section of this report.

Pursuit Asset-Based Income Fund Schedule of Investments March 31, 2026
	Coupon Rate (%)	Maturity	Original Acquisition Date	Principal Amount	Cost	Value
Private Investments — 95.3%(1),(2)
Construction & Manufacturing — 4.8%
MEG1 SMB Financing 2025-2 001	15.5%	5/29/2027	12/22/2025	$2,500,000	$2,500,000	$2,500,000
Consumer Credit — 6.5%
LDS1 Consumer Financing 2025-3 001	14.0%	1/26/2027	12/1/2025	1,250,000	1,250,000	1,250,000
STP Mixed Advances Sr. 2025-7	16.0%	6/9/2026	9/9/2025	200,985	200,985	200,985
STP Mixed Advances Sr. 2025-8	16.0%	7/30/2026	10/30/2025	1,000,000	1,000,000	1,000,000
STP Mixed Advances Sr. 2026-1	19.0%	10/30/2026	2/2/2026	600,000	600,000	600,000
STP Mixed Advances Sr. 2026-2	19.0%	11/25/2026	2/27/2026	300,000	300,000	300,000
						3,350,985
Earned Wage Access — 4.8%
BNI Earned Wage Access Sr. 2025-1	14.0%	10/31/2026	10/31/2025	2,500,000	2,500,000	2,500,000
E-Commerce — 0.8%
LND E-Commerce Financing Sr. 2025-1	14.3%	5/5/2027	5/7/2025	392,404	392,404	392,404
Healthcare Receivables — 11.6%
GFN Receivables Jr. 2025-1	16.0%	5/30/2026	6/2/2025	541,187	541,187	541,187
GFN Receivables Jr. 2025-2	15.8%	8/11/2026	8/11/2025	212,317	212,317	212,317
GFN Receivables Jr. 2025-3	15.8%	8/29/2026	8/29/2025	1,262,500	1,262,500	1,262,500
SCN1 Discounted Receivables 2025-11 001	17.5%	11/26/2027	12/15/2025	4,000,000	4,000,000	4,000,000
VRD Receivables Sr. 2025-1	16.0%	3/5/2027	9/5/2025	22,244	22,244	22,244
						6,038,248
Invoice Factoring — 7.1%
CAP SMB Financing Sr. 2025-2	15.0%	4/30/2027	10/31/2025	2,750,000	2,750,000	2,750,000
FTL Receivables Sr. 2026-1	16.0%	12/5/2026	3/6/2026	752,000	752,000	752,000
MSE Receivables Financing Jr. 2025-2	15.8%	11/14/2026	11/14/2025	176,000	176,000	176,000
						3,678,000
Litigation Financing — 19.4%
FEN Litigation Funding Sr. 2024-1	14.1%	12/16/2026	12/16/2024	31,715	31,714	31,714
FEN Litigation Funding Sr. 2025-1	14.0%	3/16/2027	3/31/2025	402,406	402,406	402,406
FEN Litigation Funding Sr. 2025-2	14.0%	6/16/2027	6/23/2025	113,888	113,888	113,888
FEN Litigation Funding Sr. 2025-3	14.0%	7/16/2027	8/1/2025	322,548	322,548	322,548
FEN Litigation Funding Sr. 2025-4	14.0%	10/16/2027	10/22/2025	719,676	719,676	719,676
FEN Litigation Funding Sr. 2026-2	18.0%	3/16/2028	3/16/2026	545,507	545,507	545,507
HLF Litigation Funding Sr. 2025-1	13.0%	1/18/2027	7/18/2025	760,679	760,679	760,679
HLF Litigation Funding Sr. 2025-2	13.0%	3/26/2027	9/22/2025	350,000	350,000	350,000
MUS2 Litigation Finance 2025-3 001	17.0%	11/26/2027	12/11/2025	2,392,921	2,392,921	2,392,921
NER Litigation Funding Sr. 2024-1	14.1%	12/31/2026	12/31/2024	1,961,615	1,961,615	1,961,615
NER Litigation Funding Sr. 2025-1	15.0%	2/28/2027	2/28/2025	882,727	882,727	882,727
NER Litigation Funding Sr. 2025-2	17.0%	3/27/2027	3/31/2025	1,078,888	1,078,888	1,078,888
PIF1 Litigation Finance 2025-1 001	17.0%	12/29/2027	12/29/2025	500,000	500,000	500,000
						10,062,569
Merchant Financing — 20.3%
BYZ SMB Financing Jr. 2025-4	16.8%	5/6/2026	5/6/2025	399,013	399,013	399,013
FDA1 SMB Financing 2025-2 001	14.0%	3/26/2027	12/29/2025	917,939	917,938	917,938
FIJ SMB Financing Sr. 2026-2	17.0%	6/30/2027	3/31/2026	470,000	470,000	470,000

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Schedule of Investments (Continued) March 31, 2026
	Coupon Rate (%)	Maturity	Original Acquisition Date	Principal Amount	Cost	Value
FSH1 SMB Financing 2025-4 001	15.5%	3/3/2027	12/9/2025	$238,044	$238,044	$238,044
FUN1 SMB Financing 2026-1 001	14.0%	12/25/2026	3/27/2026	110,000	110,000	110,000
GIG SMB Financing Sr. 2025-2	13.3%	7/14/2026	10/14/2025	500,000	500,000	500,000
NEX SMB Financing Sr. 2026-2	16.5%	12/1/2027	3/31/2026	3,728,658	3,728,658	3,728,658
ORV SMB Financing SR. 2026-1	15.0%	3/12/2027	3/12/2026	2,200,000	2,200,000	2,200,000
SPR1 SMB Financing Sr. 2026-2	19.0%	10/30/2026	2/2/2026	2,000,000	2,000,000	2,000,000
						10,563,653
Royalties — 0.0%
FAT Brands Royalty I Jr. 2025-1(3)	17.0%	7/25/2026	4/23/2025	738,402	738,402	—
FAT Brands Royalty I Jr. 2025-3(3)	17.0%	7/25/2026	6/26/2025	692,784	692,784	—
FAT Brands Royalty I Jr. 2025-4(3)	17.0%	7/25/2026	7/29/2025	497,423	497,423	—
FAT Brands Royalty I Jr. 2025-5(3)	17.0%	7/25/2026	8/29/2025	456,671	456,671	—
FAT Brands Royalty I Jr. 2025-6(3)	20.0%	7/25/2026	11/6/2025	750,000	750,000	—
FAT Whole Business Securitization Jr. 2024-1(3)	16.9%	7/25/2026	10/31/2024	1,128,889	1,128,890	—
FAT Whole Business Securitization Jr. 2024-2(3)	16.9%	7/25/2026	11/4/2024	97,959	97,959	—
FAT Whole Business Securitization Jr. 2024-3(3)	16.9%	7/25/2026	12/2/2024	580,507	580,507	—
FAT Whole Business Securitization Jr. 2024-6(3)	18.7%	7/25/2026	12/27/2024	1,477,086	1,477,086	—
FAT Whole Business Securitization Jr. 2025-1(3)	16.9%	7/25/2026	1/24/2025	633,925	633,925	—
						—
SMB Financing — 4.2%
CAD1 SMB Financing 2025-5 001	16.0%	5/25/2027	12/22/2025	532,339	532,339	532,339
TSM1 SMB Financing Sr. 2026-1	16.0%	2/24/2028	2/25/2026	1,328,657	1,328,657	1,328,657
TSM2 SMB Financing Sr. 2026-1	19.0%	2/24/2028	2/25/2026	316,522	316,522	316,522
						2,177,518
Supply Chain Finance — 3.7%
QTX SMB Financing Jr. 2025-3	15.5%	9/30/2026	3/31/2025	1,000,000	1,000,000	1,000,000
QTX SMB Financing Jr. 2025-4	15.5%	2/26/2027	8/26/2025	668,769	668,769	668,769
QTX SMB Financing Jr. 2026-1	15.5%	7/30/2027	2/6/2026	242,000	242,000	242,000
						1,910,769
Working Capital Financing — 12.1%
AFG1 SMB Financing 2025-3 001	16.0%	3/9/2027	12/26/2025	1,073,059	1,073,059	1,073,059
IHC Working Capital Financing Jr. 2025-1	13.5%	6/30/2026	2/28/2025	325,000	325,000	325,000
IHC Working Capital Financing Jr. 2025-2	14.0%	11/25/2026	11/17/2025	900,000	900,000	900,000
WSF SMB Financing Jr. 2025-1	13.5%	5/30/2027	6/5/2025	3,500,000	3,500,000	3,500,000
WSF SMB Financing Jr. 2025-2	13.5%	7/2/2027	7/9/2025	500,000	500,000	500,000
						6,298,059
Total Private Investments (Cost $56,525,852)						49,472,205

Credit Facilities — 29.5%(1),(2)
Sports & Media Rights — 8.3%
RHG1 Athlete Loans Sr. 2025-1(4)	15.0%	10/8/2027	10/10/2025	1,150,000	1,165,832	1,165,832
RHG3 Athlete Loans Sr. 2025-1(4)	15.0%	10/8/2027	12/1/2025	302,926	300,682	300,682
RHG4 Athlete Loans Sr. 2025-1(4)	15.0%	10/8/2027	12/12/2025	609,950	604,131	604,131
RHG5 Athlete Loans Sr. 2025-1(4)	15.0%	10/8/2027	12/23/2025	272,215	270,115	270,115

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Schedule of Investments (Continued) March 31, 2026
	Coupon Rate (%)	Maturity	Original Acquisition Date	Principal Amount	Cost	Value
RHG6 Athlete Loans Sr. 2026-1(4)	15.3%	10/8/2027	2/10/2026	$1,052,500	$1,045,976	$1,045,976
RHG7 Athlete Loans Sr. 2026-1(4)	15.0%	10/8/2027	3/2/2026	242,500	240,210	240,210
RHG8 Athlete Loans Sr. 2026-1(4)	15.0%	10/8/2027	3/30/2026	679,000	672,000	672,000
						4,298,946
Trade Finance — 21.2%
BAM Receivable Financing Jr. 2025-1	13.0%	10/16/2030	10/10/2025	3,000,000	3,023,502	3,023,502
BAM Receivable Financing Jr. 2025-2	13.0%	10/16/2030	11/21/2025	2,000,000	2,000,000	2,000,000
BAM Receivable Financing Jr. 2025-3	12.5%	10/16/2030	12/9/2025	1,500,000	1,500,000	1,500,000
BAM Receivable Financing Jr. 2026-1	12.5%	10/16/2030	2/2/2026	500,000	500,000	500,000
BAM Receivable Financing Jr. 2026-2	12.5%	10/16/2030	2/27/2026	1,000,000	1,000,000	1,000,000
BAM Receivable Financing Jr. 2026-3	12.5%	10/16/2030	3/6/2026	1,000,000	1,000,000	1,000,000
BAM Receivable Financing Jr. 2026-4	12.5%	10/16/2030	3/12/2026	500,000	500,000	500,000
BAM Receivable Financing Jr. 2026-5	12.5%	10/16/2030	3/17/2026	500,000	500,000	500,000
BAM Receivable Financing Jr. 2026-6	12.5%	10/16/2030	3/31/2026	1,000,000	1,000,000	1,000,000
						11,023,502
Total Credit Facilities (Cost $15,322,448)						15,322,448

Short-Term Investment — 4.4%
Money Market Fund — 4.4%
Fidelity Investments Government Portfolio Fund – Class III, 3.22%(5)						$2,301,204
Total Short-Term Investment (Cost $2,301,204)						2,301,204

Total Investments (Cost $74,149,504) — 129.2%						$67,095,857
Liabilities in excess of other assets — (29.2)%						(15,163,567)
Net Assets — 100.0%						$51,932,290

(1)    All Investments in Private Investments and Credit Facilities are restricted securities. The total value of these securities is $64,794,653, which represents 124.8% of total net assets of the Fund.

(2)    All Investments in Private Investments and Credit Facilities are Level 3 securities fair valued using significant unobservable inputs.

(3)    An affiliate of Issuer filed for bankruptcy on January 26, 2026. Security is defaulted. See Note 11 in the Notes to the Financial Statements.

(4)    Investment is a portion of a multi-draw term loan. As of March 31, 2026, the Fund has an unfunded commitment related to this issuer. Please refer to Note 7 in the Notes to the Financial Statements for further details regarding unfunded commitments.

(5)    Represents the 7-day effective yield as of March 31, 2026.

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Summary of Investments March 31, 2026
Security Type	Percent of Total Net Assets
Private Investments
Construction & Manufacturing	4.8%
Consumer Credit	6.5%
Earned Wage Access	4.8%
E-Commerce	0.8%
Healthcare Receivables	11.6%
Invoice Factoring	7.1%
Litigation Financing	19.4%
Merchant Financing	20.3%
Royalties	0.0%
SMB Financing	4.2%
Supply Chain Finance	3.7%
Working Capital Financing	12.1%
Total Private Investments	95.3%

Credit Facilities
Sports & Media Rights	8.3%
Trade Finance	21.2%
Total Credit Facilities	29.5%
Total Short-term Investment	4.4%
Total Investments	129.2%
Liabilities in excess of other assets	(29.2)%
Net Assets	100.0%

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Statement of Assets and Liabilities As of March 31, 2026
Assets:
Investments, at fair value (cost $74,149,504)	$67,095,857
Cash	258,339
Receivable from securities sold	3,721
Interest receivable	731,079
Due from Investment Manager(1)	166,143
Deferred offering costs	148,328
Prepaid expenses	15,773
Other assets	1,910
Total Assets	68,421,150

Liabilities:
Line of credit, net (Note 9)	$15,142,110
Interest payable on line of credit	87,016
Distributions payable	1,006,850
Auditing fees payable	100,000
Legal fees payable	95,500
Accrued other expenses	57,384
Total Liabilities	16,488,860
Commitments and contingencies (Notes 4 and 7)

Net Assets	$51,932,290

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$59,239,422
Total distributable earnings (losses)	(7,307,132)
Net Assets	$51,932,290

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$51,932,290
Number of shares issued and outstanding	5,923,993
Net asset value and redemption price per share	$8.77

____________

(1)    Includes $141,735 in accrued investment management and incentive fees offset by $307,878 in waived accrued investment management fees, incentive fees, and other expenses in excess of the expense limitation and reimbursement agreement.

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Statement of Operations For the Period Ended March 31, 2026(1)
Investment Income:
Interest	$4,649,141
Total investment income	4,649,141

Expenses:
Interest expense on line of credit (Note 9)	478,765
Incentive fees (Note 4)	387,620
Loan servicing fees (Note 4)	384,046
Investment management fees (Note 4)	362,839
Legal fees	160,620
Offering costs (Note 2)	148,015
Auditing fees	125,000
Fund administration and fund accounting fees	58,953
Chief Compliance and Financial Officer fees	45,000
Organizational costs (Note 2)	36,432
Transfer agent fees	36,155
Trustees’ fees	30,000
Custody fees	27,444
Insurance fees	10,000
Pricing fees	10,000
Miscellaneous fees	10,000
Registration fees	9,582
SEC fees	8,512
Shareholder reporting fees	6,000
Total expenses	2,334,983
Less: Net contractual waiver of fees and reimbursement of expenses (Note 4)	(576,578)
Less: Waiver of investment management fees (Note 4)	(145,136)
Less: Waiver of incentive fees (Note 4)	(77,524)
Net expenses	1,535,745
Net investment income	3,113,396
Net change in unrealized appreciation/(depreciation) on investments	(7,053,647)
Net realized gain on investments	22,320
Net increase (decrease) in net assets from operations	$(3,917,931)

____________

(1)    Reflects operations for the period from September 23, 2025 (effective date of the Fund’s registration statement) to March 31, 2026. Prior to the Fund’s commencement of operations on October 1, 2025, the Fund was inactive except for matters related to the Fund’s establishment, designation, and planned registration.

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Statement of Changes in Net Assets
For the Period Ended March 31, 2026(1)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,113,396
Net change in unrealized appreciation/(depreciation) on investments	(7,053,647)
Net realized gain on investments	22,320
Net Decrease in net assets resulting from operations	(3,917,931)

Distributions to Shareholders:
Distributions:
Class I	(3,389,201)
Total Distributions to Shareholders:	(3,389,201)

Capital Transactions:
Net proceeds from shares sold:
Class I	57,829,337 (2)
Reinvestment of distributions:
Class I	1,310,085

Net increase in net assets from capital transactions	59,139,422
Total increase in net assets	51,832,290

Net Assets:
Beginning of period	100,000 (3)
End of period	$51,932,290

Capital Share Transactions:
Shares sold:
Class I	5,782,914
Shares reinvested:
Class I	131,079
Net increase in capital share transactions	5,913,993

____________

(1)     Reflects operations for the period from September 23, 2025 (effective date of the Fund’s registration statement) to March 31, 2026.

(2)    Includes $51,055,637 of paid-in-capital received from an in-kind subscription effective as of the close of business on September 30, 2025. The total value received of $51,055,637 from this non-taxable event represented $50,447,462 in securities cost, $0 in net unrealized appreciation, $191,205 in cash and $416,970 in other net assets in exchange for 5,105,564 Class I Shares.

(3)    On July 11, 2025, the Pursuit Fund Advisers, LLC made an initial purchase of 10,000 Class I Shares for $100,000 at a net asset value of $10.00 per share.

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Statement of Cash Flows For the Period Ended March 31, 2026(1)
Cash flows from operating activities:
Net decrease in net assets from operations	$(3,917,931)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investments	(61,872,476)
Sales of investments	40,480,979
Change in unrealized appreciation/depreciation on investments	7,053,647
Net realized gain from investments	(22,320)
Amortization of deferred financing fees	41,613
Change in short-term investments, net	(2,301,204)
Net amortization on investments	12,979

Change in assets and liabilities:
(Increase)/decrease in assets:
Receivable from securities sold	(3,721)
Interest receivable	(314,109)
Deferred offering costs	107,911
Prepaid expenses	(15,773)
Other assets	(1,910)
Increase/(decrease) in liabilities:
Due to Investment Manager	(522,742)
Audit and tax fees	100,000
Legal fees	95,500
Interest payable on line of credit	87,016
Other accrued expenses	57,384
Net cash used in operating activities	(20,935,157)

Cash flows provided by financing activities:
Cash transferred upon conversion from private fund	191,205
Proceeds from shares sold, net of receivable for fund shares sold	6,773,700 (2)
Distributions paid to shareholders, net of reinvestments and distributions payable	(1,072,266)
Cash paid for deferred financing fees	(199,143)
Proceeds from lines of credit	18,400,000
Payments made on lines of credit	(3,000,000)
Net cash provided by financing activities	21,093,496

Net increase in cash	158,339

Cash, beginning of period	100,000 (3)
Cash, end of period	$258,339

Supplemental disclosure of non-cash financing activity:
Reinvestment of distributions	$1,310,085

Supplemental disclosure of cash activity:
Interest paid on borrowings	$350,136

Supplemental disclosure of non-cash activity:
Investment security value of in-kind subscription	50,447,462
Other assets and liabilities of in-kind subsription	416,970

____________

(1)    Reflects operations for the period from September 23, 2025 (effective date of the Fund’s registration statement) to March 31, 2026.

(2)    Excludes non-cash portion of the in-kind subscription that occurred after close of business on September 30, 2025.

(3)    Cash, beginning of period represents the Fund’s cash balance of $100,000 as of September 22, 2025. This balance relates to the initial capital contribution made by Pursuit Fund Advisers, LLC on July 11, 2025, consisting of a $100,000 share purchase (10,000 shares at $10.00 per share).

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund Financial Highlights Class I Shares

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period Ended March 31, 2026(1),(2)
Net Asset Value, Beginning of Period	$10.00 (3)

Income from Investment Operations:
Net investment income(4)	0.54
Net realized and unrealized loss on investments	(1.18)
Total from investment operations	(0.64)

Distributions to Shareholders:
From net investment income	(0.59)
Total distributions to shareholders	(0.59)
Net Asset Value, End of Period	$8.77

Total Return(5),(6)	(6.72)%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$51,932

Ratio of expenses to average net assets:(7),(8)
Before fees waived and expenses absorbed	7.28%
After fees waived and expenses absorbed(9),(10)	4.68%

Ratio of net investment income (loss) to average net assets:(7)(11)
Before fees waived and expenses absorbed	8.65%
After fees waived and expenses absorbed(9),(10)	11.25%

Portfolio turnover rate(5)	61%

Credit Facility
Senior securities, end of period (000’s)	$15,400
Asset coverage, per $1,000 of senior security principal amount(12)	4,447
Asset coverage ratio of senior securities	445%

____________

(1)    Reflects operations for the period from October 1, 2025 (commencement of operations) through March 31, 2026.

(2)    Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

(3)    Pursuit Fund Advisers, LLC made the initial share purchase of $100,000 on July, 11 2025. The total initial share purchase of $100,000 included 10,000 shares which were purchased at $10.00 per share.

(4)    Per share data is computed using the average shares method.

(5)    Not annualized for periods less than one year.

(6)    Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(7)    Annualized, with the exception of incentive fees, incentive fee waivers, and organizational costs.

(8)    If incentive fees and incentive fee waivers had been excluded, the ratio before waivers would have decreased 0.66% and the ratio after waivers would have decreased 0.53%.

(9)    Incentive fees, loan servicing fees, and interest expense associated with the line of credit are exclusive of the expense cap.

(10)  Includes an annualized 0.50% waiver of management fees, a non-annualized 0.13% waiver of incentive fees, and an annualized 1.98% waiver of other fees and expenses. The dollar amounts are listed in the Statement of Operations.

(11)   If incentive fees and incentive fee waivers had been excluded, the ratio before waivers would have increased 0.66% and the ratio after waivers would have increased 0.53%.

(12)   Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to the Financial Statements.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS March 31, 2026

1. Organization

Pursuit Asset-Based Income Fund (the “Fund”) was established as a Delaware statutory trust (the “Trust”) on January 24, 2025. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund operates as an interval fund pursuant to Rule 23c-3 of the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund is authorized to offer an unlimited number of shares. On July 11, 2025, Pursuit Fund Advisers, LLC (the “Investment Manager”) made an initial purchase of 10,000 Shares for $100,000 at a $10.00 net asset value per share. The Fund’s registration statement was declared effective on September 23, 2025. The Fund commenced investment operations on October 1, 2025. The period covered by these Notes to Financial Statements is the period from the effective date of the Fund’s registration statement on September 23, 2025 through March 31, 2026 (the “Reporting Period”).

Simultaneous with the Fund’s commencement of operations, Pursuit Alternative Income Fund, LP (the “Predecessor Fund”), reorganized with and into the Fund. As a result of the tax-free reorganization, $51,055,637 of net assets from the Predecessor Fund were transferred into the Fund in exchange for 5,105,564 Class I Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines, and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of reorganization, the Predecessor Fund shared the same Investment Manager and portfolio managers as the Fund.

The Fund has been granted exemptive relief (the “Exemptive Relief”) from the SEC that permits the Fund to issue multiple classes of shares (each, a “Class”) and to impose asset-based distribution fees and early-withdrawal fees. As of March 31, 2026, only Class I Shares were available for purchase. Pursuant to the Exemptive Relief, the Fund may offer Class A Shares and Class C Shares, and may offer additional classes in the future.

The Fund’s primary investment objective is to seek a high level of current income. Long-term capital appreciation is considered a secondary investment objective. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in smaller, undercapitalized assets and markets (issuers generally seeking between $1,000,000 and $25,000,000 in financing) that banks and large institutional investors often overlook, referred to as “Niche Asset-Based Alternatives.” Niche Asset-Based Alternatives are backed by asset-level cash flows and collateral and may include investments in consumer and small business credit, trade and equipment finance, leasing, infrastructure, loan portfolios, mortgage servicing rights, real assets, digital infrastructure, media and sports rights, litigation finance and royalties. The Fund expects to allocate its assets to Niche Asset-Based Alternatives primarily through both private companies and credit facilities through (i) structured notes, loans (including senior and subordinated loans), leases or royalties; (ii) investments in assets issued by private companies; (iii) investments alongside third parties, including Private Funds (defined below), in assets issued primarily by private companies (“Co-Investments”).

To a lesser extent, the Fund may allocate its assets to Niche Asset-Based Alternatives through (i) primary and secondary investments in unaffiliated private investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”); and (ii) investments in securities of other unaffiliated open- or closed investment companies, including exchange-traded funds (collectively with Private Funds, “Underlying Funds”), that invest primarily in securities of the types in which the Fund may invest directly.

The Investment Manager serves as the Fund’s investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Fund’s Board of Trustees (the “Board” and members thereof, “Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income recognition and expenses

Interest income is recognized on an accrual basis as earned. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to an expense limitation and reimbursement agreement between the Investment Manager and the Fund (the “Expense Limitation and Reimbursement Agreement”) (see Note 4).

Investment transactions

Investment transactions are accounted for on a trade date basis. Cost of securities sold, and the related realized gains and losses are determined based on the specific identification method.

Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

Investment Valuation

The Fund calculates its NAV following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading, and at such other times as the Board may determine, including in connection with repurchases of shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has approved the delegation of the day-to-day responsibility for determining the fair value of Fund investments in accordance with valuation procedures approved by the Board to the Investment Manager as valuation designee (in such capacity, the “Valuation Designee”).

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
2. Significant Accounting Policies – (Continued)

similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

As a general matter, to value the Fund’s investments, the Valuation Designee will use current market values, when available, and otherwise value the Fund’s investments with fair value methodologies that the Valuation Designee believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations will involve significant professional judgment, including use of discounting cash flow models and recent transactions, by the Valuation Designee in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The amortized cost of the private companies and credit facilities generally approximate their respective fair values due to their short-term nature. There is no single standard for determining the fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV.

The Valuation Designee will monitor the valuations of Fund investments and review any material concerns with the Board.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of March 31, 2026.

Distribution to Shareholders

The Fund’s distribution policy is to make quarterly distributions of substantially all of its net investment income. The Fund accrues dividends daily (Saturdays, Sundays and holidays included) and distributes as of the last business day of each quarter. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment program. Shareholders who elect not to participate in the Fund’s dividend reinvestment program will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Distributions are made at the class level, so they may vary from Class to Class within the Fund. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. When distributions are paid from offering proceeds and/or borrowings, they may constitute a return of capital for Federal income tax purposes and reduce the amount of capital available to the Fund for investment.

Borrowing, Use of Leverage

The Fund may borrow cash for a number of reasons, including without limitation, in connection with its investment activities, to make distributions, to satisfy repurchase requests from shareholders and to otherwise provide the Fund with temporary liquidity. Under the 1940 Act, the Fund may utilize leverage

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
2. Significant Accounting Policies – (Continued)

through the issuance of preferred shares in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act.

If and when the Fund, an Underlying Fund or other investment of the Fund employs leverage, there is no assurance that such leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the underlying investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The use of leverage may increase any Incentive Fee (as defined below) paid by the Fund to the Investment Manager. Leveraging is a speculative technique and there are special risks and costs involved. To the extent the Fund uses leverage and invests in other investments that also use leverage, the risks associated with leverage will be further magnified, potentially significantly.

Segment Reporting

In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting — Improvements to Reportable Segment Disclosures, an operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The management group is comprised of members of portfolio management and other senior executives. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy, which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of Trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing the Fund’s registration statement with the SEC, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Expense Limitation and Reimbursement Agreement (see Note 4). Offering costs, which are also subject to the Expense Limitation and Reimbursement Agreement (see Note 4), are accounted for as a deferred charge and amortized to expense over the first twelve months of the Fund’s

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
2. Significant Accounting Policies – (Continued)

operations on a straight-line basis. For the Reporting Period, the Fund incurred expenses of $36,432 and $148,015 for organizational costs and offering costs, respectively. As of March 31, 2026, $148,328 of offering costs remain as an unamortized deferred asset.

3. Fair Value Disclosures

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•        Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access.

•        Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•        Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager, in its capacity as Valuation Designee in determining fair value is greatest for investments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s assets and liabilities as of March 31, 2026:

	Fair Value Measurements at the End of the Reporting Period Using
Assets	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investment Type
Credit Facilities	$—	$—	$15,322,448	$15,322,448
Private Investments	—	—	49,472,205	49,472,205
Short-Term Investment	2,301,204	—	—	2,301,204
Total	$2,301,204	$—	$64,794,653	$67,095,857

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
3. Fair Value Disclosures – (Continued)

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Assets	Beginning Balance as of September 23, 2025	Transfers into Level 3 during the year	Transfers out of Level 3 during the year	Purchases or Conversions	Sales or Distributions	Net Realized Gain (Loss)	Accretion of Discount (Amortization of Premium)	Change in net unrealized appreciation (depreciation)	Ending Balance as of March 31, 2026
Credit Facilities	$—	$—	$—	$17,489,017	$(2,175,910)	$22,320	$(12,979)	$—	$15,322,448
Private Investments	—	—	—	94,830,921	(38,305,069)	—	—	(7,053,647)	49,472,205
	$—	$—	$—	$112,319,938	$(40,480,979)	$22,320	$(12,979)	$(7,053,647)	$64,794,653

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2026 is $(7,053,647).

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Type of Level 3 Asset*	Fair Value as of March 31, 2026	Valuation Technique	Unobservable Inputs	Range of Inputs/ weighted average	Impact to Valuation from an Increase in Input
Credit Facilities	$15,322,448	Recent Transactions	Yield Duration	12.5% – 15.3% 18 to 55 months	Decrease Decrease
			Probability of Repayment	100%	Increase
Private Investments Companies	49,472,205	Recent Transactions	Yield Duration	13.0% – 20.0% 1 to 24 months	Decrease Decrease
			Probability of Repayment	0 – 100%	Increase
Total Level 3 Assets	$64,794,653

____________

*       Refer to the Schedule of Investments for industry classifications of individual securities.

4. Management and Other Agreements

The Fund has entered into an investment management agreement with the Investment Manager (the “Investment Management Agreement”), pursuant to which the Investment Manager provides advisory and other services to the Fund. For its provision of advisory services to the Fund, the Fund pays the Investment Manager an investment management fee (the “Investment Management Fee”) at an annual rate of 1.25%, accrued daily and payable monthly in arrears based on the Fund’s average daily net assets. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. For the Reporting Period, Investment Management Fees in the amount of $362,839 were incurred pursuant to the terms of the Investment Management Agreement. The Investment Manager has contractually agreed to waive 0.50% of its Investment Management Fee for a period of 24 months following the Fund’s October 1, 2025 commencement of operations. For the Reporting Period, $145,136 of investment management fees were waived and are not subject to recoupment by the Investment Manager.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
4. Management and Other Agreements – (Continued)

The Fund may also pay the Investment Manager an incentive fee (the “Incentive Fee”), if earned. The Incentive Fee is based on Pre-Incentive Fee Net Investment Income (as defined below) attributable to each Class, and is determined and payable in arrears as of the end of each fiscal quarter. With respect to each Class, the Incentive Fee for each fiscal quarter is calculated as follows:

(i)     No incentive fee is payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.75% per quarter based on the Class’s average daily net assets (calculated in accordance with U.S. GAAP) (the “Quarterly Return”).

(ii)    All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.969% of the average daily net assets of that Class (calculated in accordance with U.S. GAAP) for the fiscal quarter will be payable to the Investment Manager.

(iii)   For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.969% of the Class’s average daily net assets (calculated in accordance with U.S. GAAP), the Incentive Fee with respect to that Class will equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income” for a Class means interest income, dividend income and any other income accrued (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) during the fiscal quarter and allocated to the Class, minus the Class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to the Class accrued during the quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee.

The Investment Manager has contractually agreed to waive 20% of its Incentive Fee for a period of 24 months following the Fund’s commencement of operations. For the Reporting Period, $77,524 of incentive fees were waived and are not subject to recoupment by the Investment Manager.

Under the Expense Limitation and Reimbursement Agreement, the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, Incentive Fees, dividend and interest expenses on short sales, distribution and/or shareholder servicing fees paid by the Fund; acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.75% of the average daily net assets of Class I Shares, Class A Shares, and Class C Shares (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, incentive fees, dividend and interest expenses on short sales, distribution and/or shareholder servicing fees paid by the Fund, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) will exceed 1.75%. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver, and any then-existing expense limit. The Expense Limitation and Reimbursement Agreement is in effect until October 1, 2026, and will automatically renew for successive twelve-month periods

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
4. Management and Other Agreements – (Continued)

thereafter. The Board may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice, and the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. For the Reporting Period, the Investment Manager waived $576,578 of expenses pursuant to the Expense Limitation and Reimbursement Agreement.

As of March 31, 2026, the Investment Manager may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates and amounts outlined below. The potential recoverable amount is noted as “Commitment and contingencies” as reported on the Statement of Assets and Liabilities. A portion of these amounts represent organizational costs previously paid by the Investment Manager.

July 11, 2028	$49,938
March 31, 2029	576,578
Total	$626,516

Certain officers and Trustees of the Trust are also officers of the Investment Manager.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. Service fees paid by the Fund for the Reporting Period are disclosed in the Statement of Operations as Chief Compliance and Financial Officer fees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services are reported on the Statement of Operations.

Distribution Services, LLC serves as the Fund’s distributor (also known as the principal underwriter).

Percent Technologies, serves as the Fund’s loan servicing provider. Percent Technologies is formerly known as Cadence Group Inc., which is a minority investor in the Investment Manager of the Fund. For the Reporting Period, the Fund paid $384,046 in loan servicing fees as disclosed in the Statement of Operations.

5. Capital Share Transactions

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. During the Reporting Period, only Class I Shares were offered by the Fund. The minimum initial investment in Class I Shares by any investor is $1,000,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares.

Class I Shares are not subject to a sales charge. Shares will generally be offered for purchase on each business day at NAV per Share, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund will offer shareholders the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
5. Capital Share Transactions – (Continued)

Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund’s initial repurchase offer will commence in the third quarter following the commencement of its operations.

6. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the Reporting Period were $61,872,476 and $40,480,979, respectively.

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent upon future claims that may be made against the Fund and therefore cannot be established; however, the risk of loss from such claims is considered remote. The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. At March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments. The Fund’s unfunded commitments as of March 31, 2026 are listed in the below table. The unfunded amount lists the remaining available draw, but the issuance of additional draws is at the discretion of the Fund subject to certain conditions and terms outlined in the loan agreement.

Credit Facilities	Unfunded Commitments	Fair Value of Unfunded Commitments
RHG Athlete Loans	$10,701,054	$10,701,054

8. Federal Tax Information

The Fund’s taxable year is September 30 which is prior to the commencement of investment operations. At March 31, 2026, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	74,149,504

Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(7,053,647)

Net Unrealized Appreciation/(Depreciation)	(7,053,647)

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
9. Line of Credit

The Fund entered into a line of credit agreement (the “Credit Agreement”) with Forbright Bank on October 27, 2025. The maturity date of the Credit Agreement is October 27, 2028. The terms of the Credit Agreement provide a $30,000,000 secured revolving credit facility. Borrowings under the Credit Agreement is secured by all of the Fund’s investments, cash and cash equivalents. The Credit Agreement provides an Unused Line Fee at a rate of 0.25% on unused capacity that shall accrue from the 6 month anniversary of the Credit Agreement. Deferred financing fees as of March 31, 2026 were $257,890 and are included in the Line of Credit on the Statement of Assets and Liabilities. Deferred financing fees are amortized over the life of the Credit Agreement. For the Reporting Period, the Fund amortized $41,613 in deferred financing fees, which are included in the interest expenses in the Statement of Operations. The Credit Agreement’s interest rate is the Term SOFR in effect on each day plus 3.625%. For the Reporting Period, the Line of Credit activity for the Fund was as follows:

Average Borrowings	Amount Outstanding as of March 31, 2026	Average Interest Rate	Maximum Borrowings
$13,692,308	$15,400,000	7.44%	$15,900,000

The Credit Agreement contains certain financial covenants, including, but not limited to, that the Fund: (a) shall not have charge-offs totaling more than 5% of the investment balance (b) shall not have more than 10% defaulted investments (c) shall have a minimum interest coverage ratio of 1.25x (d) shall have a minimum tangible net worth of $40,000,000, and (e) shall have maximum leverage of no more than 0.30x total tangible net worth. As of March 31, 2026, the Fund was in compliance with all covenants and other requirements of the Credit Agreement. In light of the impairment of the FAT Positions described below (see Note 11), the Credit Agreement was amended to exclude the write-down of the FAT Positions from the calculation for covenant (a) above. In addition, covenant (d) was updated to require the Fund to maintain a minimum tangible net worth of $45,000,000 and covenant (e) was updated to increase the maximum leverage to no more than 0.35x tangible net worth. The amendment occurred on May 28, 2026, subsequent to the date of these financial statements.

10. Principal Risks

Investing in the Fund involves risks including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sections entitled “Principal Risk Factors” and “Additional Risks of the Fund” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIMITED OPERATING HISTORY.    The Fund is a newly organized closed-end management investment company that has no operating history and no public trading of its shares. The Fund is designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Fund’s Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives. The value of the Fund’s Shares could decline substantially and cause you to lose some or all of your investment.

NON-DIVERSIFIED STATUS.    The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

REPURCHASE OFFERS; LIMITED LIQUIDITY.    The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

MARKET RISK.    Investing in shares involves risk, including potential loss of your entire investment. The value of Fund shares depends on the underlying securities, which may fluctuate rapidly and unpredictably, and could be worth less than your original investment, even after reinvesting dividends. Pandemics, such as COVID-19, and other epidemics may negatively impact economies, markets, and Fund performance. While business continuity plans are in place, prolonged disruptions from disease outbreaks may impair operations, personnel, and essential services. Climate change poses long-term risks, including extreme weather events, property value declines, and regulatory changes, which could materially impact the Fund’s value and performance. Technological advancements and increased regulation, such as in artificial intelligence, may further affect markets and Fund performance.

ALTERNATIVE INVESTMENTS RISK.    Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

ASSET-BACKED SECURITIES RISK.    Asset-backed securities carry unique risks, including sensitivity to interest rate changes, prepayment risk, and reliance on the cash flows and servicing quality of the underlying assets. Their complex structures can make them difficult to value and potentially illiquid. If borrowers default or servicers fail, investor losses may exceed credit enhancements. Economic downturns and rising unemployment can further increase delinquencies and losses for these securities.

BANK LOANS.    Investments in bank loans involve unique risks, such as potential invalidation of transactions, lender-liability claims, environmental issues with collateral, and limited legal protections. Bank loans can also be illiquid or volatile, and the Fund may face challenges in enforcing its rights or selling these investments, especially during periods of market stress.

CO-INVESTMENT RISK.    Co-investment risk arises when the Fund invests alongside third parties, such as through partnerships or joint ventures. These arrangements can expose the Fund to risks including conflicting interests, potential liability for a co-investor’s actions, limited access to information, and difficulty protecting against fraud or poor judgment by co-investors.

COUNTERPARTY RISK.    Counterparty risk refers to the possibility that a party to an over-the-counter or inter-dealer transaction may fail to fulfill its obligations due to disputes, credit issues, or liquidity problems. Unlike exchange-based transactions, these deals lack protections such as clearing guarantees and regulatory oversight. This risk is heightened for longer contracts or when the Fund concentrates transactions with a few counterparties, potentially leading to significant losses if a counterparty defaults.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

DEBT SECURITIES.    One of the fundamental risks associated with such direct or indirect investments in debt and debt-related securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

DEFAULT RISK.    The ability of the Fund or an Underlying Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

DIRECT LENDING RISK.    To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

DISTRESSED SECURITIES.    Investing in distressed securities involves high risk, as these companies are often financially troubled, undergoing restructurings or bankruptcies, and their securities are typically speculative and may be illiquid. There is a significant risk of loss, including total loss, due to uncertain financial conditions, difficulty obtaining accurate information, and the potential for incorrect credit assessments by the Investment Manager.

EXTENSION RISK.    Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

ILLIQUID PORTFOLIO OF INVESTMENTS.    The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. A portfolio may make investments that may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Investment Manager desires to do so or to realize what the Investment Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

INFRASTRUCTURE.    Investing in infrastructure securities exposes the Fund to risks such as high leverage, regulatory challenges, environmental costs, economic slowdowns, and government budget constraints. Infrastructure companies may face service interruptions, legal issues, changes in tariffs or tax laws, public corruption, environmental accidents, and terrorism. These securities can also be highly illiquid and sensitive to shifts in market sentiment.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

INTEREST RATE RISK.    The Fund is subject to the risks of changes in interest rates. The value of fixed rate loans is susceptible to general changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short-term rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

ISSUER RISK.    The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

LENDER LIABILITY CONSIDERATIONS AND EQUITABLE SUBORDINATION.    A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

LITIGATION FINANCE.    The Fund or Underlying Funds may invest in litigation finance-related investments. Some litigation finance investments pertain to litigation in which a settlement agreement or some form of agreement in principle between the parties exists. However, in some circumstances, these settlements, whether finalized or under a memorandum of understanding, require court approval or procedural steps beyond the Investment Manager’s or the Fund’s control. If parties to an agreement or agreement in principle, or the relevant judicial authorities, terminate or reject a settlement, the Fund could suffer losses in its litigation finance investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS.    Loan participations and assignments expose the Fund to risks such as limited rights for enforcing loan terms or accessing collateral, especially with participations, which only provide a contractual relationship with the selling institution — not the borrower. The Fund assumes the credit risk of both the borrower and the selling institution, and its interests may not always align with those of the institution. While some participation agreements offer certain protections, the Fund generally has less control and greater counterparty risk compared to direct loan ownership.

MORTGAGE SERVICING RIGHTS.    Mortgage servicing rights are the contractual rights to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. An investment in mortgage servicing rights is negatively impacted if prepayments are higher than projected (often precipitated by a decline in interest rates), defaults and/or delinquencies are higher than projected, mortgage servicing advances are higher than projected, or a prior mortgage servicing government sponsored enterprise approval is revoked. A mortgage servicer requires approval from a government sponsored enterprise such as Fannie Mae or Freddie Mac before they are allowed to service conforming mortgages. Mortgage servicing rights can also be negatively impacted by changes in state and/or federal regulations.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

NON-BANK LENDING.    The Fund may engage with a variety of U.S. and non-U.S. non-bank lenders, including but not limited to, providing senior credit facilities secured by their origination, investing in whole loans or pooled vehicles that hold their origination and taking equity warrants in the non-bank lender. Non-bank lenders pose unique risks relative to traditional banks, not the least of which is that they generally operate in a less regulated environment, which may result in weaker capitalization, less robust operational and risk controls, higher and more variable costs of capital and heightened legal and fraud risk. In addition, the regulatory requirements for non-bank lenders are variable across local and national jurisdictions and subject to sudden change in ways that may have a material adverse impact on their ability to continue to conduct business.

NON-PERFORMING LOANS.    The Fund may invest in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy-related risks, and returns on such investments may not be realized for a considerable period of time.

ORIGINAL ISSUE DISCOUNT SECURITIES.    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

PORTFOLIO FINANCE.    The Fund may engage, either directly or through Underlying Funds, in portfolio financing transactions. These investments will typically be loans secured by a pool of underlying investments and are subject to the inherent risks typically found in debt origination or investment in debt securities. Additional risks for these types of loans could include difficulty in valuing the underlying portfolio assets, underlying limited partners resisting or contesting such loans, the removal of the investment manager and/or general partner subjecting the investment to additional management instability and the potential to have the investment subordinated to current and/or future debt at the fund level. Further, if the debt is secured by uncalled committed capital, there is a risk that underlying limited partners could default on their commitment. These pools of collateral could also be concentrated in only a few companies or the ownership could be diluted by further capital funding that may be required.

PREFERRED SECURITIES.    The Fund may invest in preferred securities, which involve risks such as credit risk, interest rate risk, deferral or omission of distributions, subordination to other debt in bankruptcy, limited liquidity, limited voting rights, and special redemption rights. Preferred securities may lose value if interest rates rise, issuers may miss or defer payments, and in bankruptcy, holders are generally paid after other creditors.

PREPAYMENT RISK.    When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

PRIVATE COMPANY RISK.    Investing in private companies carries significant risks due to limited public information, making thorough evaluation challenging and increasing the likelihood of losses. Private companies often have limited financial resources, less predictable performance, shorter operating histories, and are more vulnerable to competition and economic downturns. They may struggle to access capital markets, face difficulties meeting obligations, and their securities may offer little or no cash income until certain milestones are reached.

PRIVATE CREDIT RISK.    As part of its strategy, the Fund will seek to invest in select less liquid or illiquid private credit investments, generally involving corporate borrowers, either directly or through Private Funds. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

REAL ESTATE RELATED RISK.    Real estate-related investments are subject to the risk that property values may decline due to factors such as economic conditions, local market dynamics, regulatory changes, interest rates, and costs of ownership. Concentration in specific areas or property types increases vulnerability to those risks. Real estate values can fluctuate significantly and be affected by issues like over-building, tenant or borrower financial problems, changing tax rates, insurance challenges, and natural disasters, sometimes resulting in permanent losses.

RECEIVABLES.    The Fund may invest in loans or advances made to businesses, secured by invoice receivables, originated by specialty finance managers, marketplace lending platforms or other originators. The Fund will be reliant on the originator’s ability to source suitable deals, detect fraud, assess the credit worthiness of both the borrower and the obligor on the invoice, manage operational and financial risk and, in the event of default, pursue and collect collateral. In the event of default, the Fund incurs the risk that it may only rank as an unsecured creditor. The obligor on the invoice may dispute any aspect of its obligation and delay, reduce or withhold payments, which may affect the value of the collateral.

REINVESTMENT RISK.    Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Fund’s shares.

REGULATED INVESTMENT COMPANY-RELATED RISKS OF INVESTMENT GENERATING NON-CASH TAXABLE INCOME.    Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments, including payment-in-kind instruments, that will be treated as

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

having “market discount” and/or original issue discount for U.S. federal income tax purposes. Additionally, the Fund may invest in passive foreign investment companies with respect to which it may make an election to recognize income currently in order to avoid a Fund-level tax and non-deductible interest that would otherwise be imposed by the Code. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to regulated investment companies under the Code and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. Such required cash distributions may need to be paid from offering proceeds. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions. Additionally, the required recognition of income for U.S. federal income tax purposes without an associated receipt of cash may have a negative impact on liquidity (because it represents a non-cash component of the Fund’s taxable income that must, nevertheless, be distributed in cash to avoid the Fund being subject to corporate level taxation).

ROYALTIES.    The Fund may invest in royalties, either directly purchasing the asset generating royalties or providing loans secured by royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil & gas, music/entertainment and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.

SECOND LIEN AND SUBORDINATED LOANS.    Second lien and subordinated loans rank below senior loans in repayment priority, making them riskier due to greater exposure to losses if a borrower defaults. These loans are subject to credit, market, liquidity, and interest rate risks, and may be unsecured or only partially secured. Intercreditor agreements often limit the Fund’s rights regarding collateral, meaning senior lenders can control enforcement and amendments, further increasing the risk for the Fund.

SENIOR LOANS.    Senior loans, while typically secured and holding a higher priority in repayment, are often below investment grade and carry similar risks to other speculative fixed-income instruments. These risks include increased likelihood of borrower default, potential declines in collateral value, illiquidity, and loss of market value — especially during economic downturns. Investing in senior loans can result in reduced net asset value and income distributions for the Fund.

SMALL BUSINESS LENDING.    The Fund may make investments in a variety of structures that involve lending to small businesses and newly formed companies. Lending to small businesses and startups presents unique risks. Small businesses and startups generally have limited borrowing and operating histories, making it more difficult to assess their creditworthiness. In addition, small businesses and startups may have fewer assets available to use as collateral, leaving the Fund with little recourse in the event of default on the loan. The businesses of the borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

SPECIALTY FINANCE AND OTHER FINANCIAL COMPANIES RISK.    The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

SPORTS AND MEDIA RIGHTS RISK.    The Fund may invest in loans or advances made to athletes, teams or clubs based on future guaranteed contracts. Such loans can carry financial, contractual, reputational, and compliance-related issues. Additionally, the rise of streaming services may potentially impact revenue streams of investments in the ownership, acquisition, or monetization of broadcasting, streaming, and distribution rights for sports events and related media content. Disputes over media rights can lead to delayed payments, reputational damage, and disruption of events.

SPREAD RISK.    Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

STRUCTURED NOTES.    Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

TRANSPORTATION FINANCE.    The Fund may invest in transportation finance-related instruments. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world’s economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.

TRADE FINANCE.    Trade finance investments involve risks related to transporting and financing goods, especially in emerging markets. These risks include political and economic instability, regulatory and currency issues, transportation and warehousing risks, legal and collateral risks, illiquidity, and counterparty defaults or fraud. If buyers fail to honor contracts, the Fund may also face losses when reselling goods.

UNSECURED LOANS.    Unsecured loans expose the Fund to higher risk since they lack collateral backing. In liquidation, secured creditors are paid first from collateral proceeds, and unsecured loans are only repaid if there are remaining assets, which may be insufficient. The Fund’s recovery depends on market conditions and available buyers, increasing the likelihood of loss if the borrower defaults.

VALUATION RISK.    Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
10. Principal Risks – (Continued)

pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

INVESTMENTS IN PRIVATE FUNDS RISK.    Investing in Private Funds presents significant risks for the Fund. Unlike registered investment companies, Private Funds lack regulatory protections, which increases the potential for loss and reduces investor safeguards. The Fund may have limited access to information regarding the Private Funds’ holdings, values, and performance, relying heavily on data provided by fund managers that cannot be independently verified. Private Funds typically offer little liquidity; the Fund may not be able to withdraw its investment when desired and could receive illiquid securities upon withdrawal. Such investments often have higher management and performance fees than registered funds, meaning the Fund will incur additional expenses beyond its own fees and costs. Many Private Funds may be newly formed with limited operating histories, making it difficult for the Investment Manager to assess their past performance or validate their investment strategies. Even if operating histories exist, past results are not indicative of future performance, especially as key personnel may change. Valuations of Private Fund investments are determined by procedures approved by the Fund’s Board but depend on information from underlying managers, who may face conflicts of interest since their compensation can be tied to these valuations. The Fund may also be subject to broad indemnification obligations, potentially covering liabilities of underlying managers, within legal limits. Finally, because the Investment Manager has no control over Private Fund managers, there can be no assurance that these managers will always act in accordance with the Fund’s investment objectives or strategy.

11. Subsequent Events

Management of the Fund has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has identified the following items requiring adjustment and/or disclosure within the financial statements:

Impairment of Debt Investments

On May 1, 2026, the Valuation Designee identified a fair value impairment of $7,332,383 on its debt investments in FAT Brand Royalty I Jr. and FAT Whole Business Securitization Jr. (collectively, the “FAT Positions”).

In relation to a January 26, 2026 bankruptcy filing of an affiliate of the FAT Positions, FAT Brands Inc., a court-supervised asset sale auction commenced in April 2026. The auction process attracted limited third-party viable participation, resulting in bids that were materially below the Fund’s collateral value that supported the carrying value of the debt position.

In light of the April 29, 2026 auction results, the Valuation Designee reassessed the fair value of the FAT Positions. Prior to this auction process, the Fund had several debtor-in-processor options which it reviewed as well as numerous market-based comparables from which it remained comfortable that the fair value of the FAT Positions approximated amortized cost. Nevertheless, limited auction bids occurring during the auction process resulted in lower-than-expected sale proceeds and, therefore, lower than expected Fund recoveries that were materially insufficient to satisfy the Fund’s outstanding debt position. Accordingly, on May 1, 2026, the Fund recorded a full write-down of the FAT Positions in the amount of $7,053,647 plus a reversal of accrued, but unpaid, interest through the bankruptcy date in the amount of $278,736. The Fund did not accrue interest after the bankruptcy date.

Pursuit Asset-Based Income Fund NOTES TO THE FINANCIAL STATEMENTS (Continued) March 31, 2026
11. Subsequent Events – (Continued)

Based on a review of these events, the Valuation Designee determined that for the fair valuation of the FAT Positions, the information obtained from the auction results on April 29, 2026 provided additional clarity on conditions that existed as of March 31, 2026. As a result, for financial reporting purposes, the impairment of the FAT Positions is reflected in the fair value estimates as of March 31, 2026.

The Valuation Designee continues to monitor the ongoing bankruptcy proceedings relating to the FAT Positions and will adjust the carrying value of the investment as additional information becomes available, including any final order approving the asset sale or plan of reorganization. There can be no assurance that the Fund will recover any additional amounts beyond those indicated by the auction process.

Additionally, during a routine review of its portfolio positions on April 24, 2026, the Valuation Designee identified perceived deterioration of some underlying collateral of QTX SMB Financing Jr. (“Quartix”) and determined to make a valuation adjustment. Over the course of May 2026, the Valuation Designee reviewed the collateral and made two adjustments to the fair value of the Quartix positions totaling $461,019, or 24%.

Lastly, Fenchurch Legal Limited (“Fenchurch Legal”), an affiliate of one of the borrowers in the Fund’s portfolio, entered into administration on approximately April 15, 2026 following an enforcement action with one of its senior creditors. Fenchurch SPV 5 Limited (“SPV5”), the borrowing entity under the notes held by the Fund, is a separate legal entity, remains active, and is not subject to the administration proceedings. The Fund’s investment benefits from a priority lien over substantially all assets of SPV5, and SPV5 holds beneficial ownership of an underlying litigation funding receivables portfolio with an outstanding collateral value of more than 40% of its outstanding position. The Fund continues to hold its fair value estimate of SPV5 at amortized cost, which approximates fair value.

Repurchase Offer Results

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

On April 14, 2026, the Fund notified shareholders of a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of its issued and outstanding Fund shares at a price equal to the NAV as of the repurchase pricing date on May 19, 2026. Because the offer was oversubscribed, the Fund exercised its discretion under Rule 23c-3 to increase the offer amount by up to an additional 2% of outstanding shares, for a total repurchase of up to 7% of shares. At the close of the repurchase period, 7.12% of shares were requested for repurchase, requiring a proration of 98.1275% of the share requests. The result of the completed repurchase offer was as follows:

	Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value per share as of Repurchase Offer Date	Amount of shares Repurchased	Percentage of Outstanding Shares Repurchased
Repurchase Offer	April 14, 2026	May 19, 2026	May 19, 2026	$8.89	419,377.24	7.00%

Pursuit Asset-Based Income Fund Report of Independent Registered Public Accounting Firm March 31, 2026

Board of Trustees and Shareholders
Pursuit Asset-Based Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Pursuit Asset-Based Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statements of operations, changes in net assets, and cash flows for the period from September 23, 2025 (effective date of the Fund’s registration statement) through March 31, 2026, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the period from October 1, 2025 (commencement of operations) through March 31, 2026. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the period from September 23, 2025 (effective date of the Fund’s registration statement) through March 31, 2026, and the financial highlights for the period from October 1, 2025 (commencement of operations) through March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian and loan servicers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2025.

Chicago, Illinois
May 29, 2026

Pursuit Asset-Based Income Fund Additional Information March 31, 2026 (Unaudited)

Proxy Voting Record

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-888-723-1542 or (ii) by visiting the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 723-1542 or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available, without charge and upon request, on the SEC’s website at www.sec.gov.

Approval of Investment Management Agreement

At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Pursuit Asset-Based Income Fund (the “Fund”) held on July 8, 2025, by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” (the “Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved the investment management agreement between Pursuit Fund Advisers, LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”).

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees at the Meeting for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement, nor are the items described herein all-encompassing of the matters considered by the Board. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature, extent and quality of the investment advisory services proposed to be provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment and personnel. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who would provide the investment advisory services and/or administrative services to the Fund. The Board determined that such portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including

Pursuit Asset-Based Income Fund Additional Information (Continued) March 31, 2026 (Unaudited)

those used by the Investment Manager to determine the value of the Fund’s investments. Based on their review, the Board concluded that the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Investment Manager. The Board reviewed and discussed the performance of Pursuit Alternative Income Fund, LP (the “Predecessor Fund”), a private fund managed by the Investment Manager, that would reorganize with and into the Fund and performance data for third-party comparable peer funds and relevant indices. However, because the Fund had not yet commenced operations, the Board was not able to consider Fund performance.

FEES AND EXPENSES

The Board reviewed the proposed advisory fee rates and expected total expense ratio of the Fund. The Board compared the proposed advisory fee, incentive fee and pro-forma total expense ratio for the Fund with various comparative data, including a report containing data on other comparable funds prepared by a third-party. The Board also considered the contractual expense waivers and reimbursement agreements that the Investment Manager had agreed to implement with respect to the Fund over certain time periods. The Board concluded that the proposed advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s advisory fee under the Investment Management Agreement. The Board noted that the Fund’s advisory fee did not have breakpoints. The Board considered the Fund’s advisory and incentive fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board determined that certain Fund expenses will benefit the most from decreases in operating expenses over time, but since the Fund had no assets, economies of scale were not present at that time.

PROFITABILITY OF INVESTMENT MANAGER

The Board considered and reviewed pro-forma information concerning the estimated costs to be incurred and profits expected to be realized by the Investment Manager from its relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning the Investment Manager’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund including, without limitation, reputational benefits and the ability to market other investment products offered by the Investment Manager. The Board noted that the Investment Manager does not have affiliations with the Fund’s transfer agent, administrator or custodian, and therefore, would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two-year term, subject to the Investment Manager’s registration as an investment adviser with the Securities and Exchange Commission, which occurred on August 11, 2025.

Pursuit Asset-Based Income Fund Fund Management March 31, 2026 (Unaudited)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR*	OTHER DIRECTORSHIPS HELD BY TRUSTEES
J. Michael Fields Year of Birth: 1973 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Independent Consultant, (June 2023 – present); Chief Operating Officer, The Strategic Group (2017 – May 2023)	5

Independent Board Member, Constitution Capital Access Fund, LLC (2022 – Present); Constitution Capital Evergreen Partnership Fund, LLC (2025 – Present); Sound Point Alternative Income Fund, (2025 – Present); Tap US Private Equity Fund of Funds (2025 – Present); RoboStrategy Inc. (2025 – Present)

Stephen A. Mace Year of Birth: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Special General Counsel, American Life Financial Partners, LLC (a Delaware insurance holding company), and its subsidiaries (2020 – present) President, Admiralty Advisors, LLC (2020 – Present); President, ACR Alpine Capital Research, LLC (an SEC-registered investment adviser) (2016 – 2020)	5	None
Stacy Roode Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Senior Vice President, Fidelity Investments (2018 – 2020); Global Transfer Agent Manager, Shareholder Services Inc. (financial services firm) (2009 – 2018); President, Oppenheimer Funds (financial services firm) (1992 – 2018)	5	Independent Board of Trustee, XD Fund Trust (2023 – Present)

Pursuit Asset-Based Income Fund Fund Management (Continued) March 31, 2026 (Unaudited)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR*	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Amy Small** Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President, Executive Director — Institutional Custody Business Line, Director of Institutional Banking Operations, UMB Bank, n.a; (2018 – present); Director of Finance (2016 – 2018), Director of Financial Control, Operations, and Business Development, DST Systems, Inc. (2000 – 2018)	5	None
Paul Ghaffari Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception

Chairman, Founder, CIO, Pursuit Fund Partners LLC (2024 – Present); Chairman, Lead Investor, CultureTech Inc. (2018 – Present); Lead Investor, Kineo Capital LLC (2012 – Present); Lead Investor, rightAsk.ai (2025 – Present); Co-founder and Member, Wingspan Capital LLC (2019 – 2024)

				N/A	N/A
Adam Stern Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Vice President	Since Inception

Member and CFO, Pursuit Fund Partners LLC (2024 – Present); Member and Manager, HJS2 Capital LLC (2024 – Present); Member and CFO, Gemstone Lease Mgt LLC dba CT Solar Leasing (2009 – Present); Member and CFO, Bakery Square Solar LLC (2010 – Present); Board Member, Anchor 18 Logic LLC (2022 – Present); Member and CFO, Edon Composites LLC (2017 – 2023); CFO, Bia Controls Inc (2022 – 2024)

				N/A	N/A

Pursuit Asset-Based Income Fund Fund Management (Continued) March 31, 2026 (Unaudited)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR*	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Starr Frohlich Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Director, PFO Services, PINE Advisor Solutions LLC (2025-Present); Vice President, JPMorgan Chase & Co. (2016 – 2024)	N/A	N/A
Amy E. Siefer Year of Birth: 1977 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2015 – 2024).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A

____________

*       The fund complex consists of the Fund, Redwood Private Real Estate Debt Fund, Megacorn Fund, CIBC Private Lending Strategies, and the Callodine Specialty Income Fund.

**      Ms. Small is deemed an Interested Trustee because of her affiliation with the Fund’s Custodian.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling the Fund toll-free at (888) 723-1542 or by accessing the Investment Manager’s website at www.pursuitfunds.com.

Pursuit Asset-Based Income Fund Privacy Notice

The Pursuit Asset-Based Income Fund (the “Fund”, “we”, “our”, “us”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

The Pursuit Asset-Based Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, the Pursuit Asset-Based Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•        Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•        Contractual agreements with third-party service providers to protect your nonpublic personal information.

INFORMATION WE COLLECT

The Pursuit Asset-Based Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•        Your name, address, and social security number;

•        Proprietary information regarding your beneficiaries;

•      Information regarding your earned wages and other sources of income;

Pursuit Asset-Based Income Fund Privacy Notice (Continued)

•      The composition and value of your managed portfolio;

•        Historical information we receive and maintain relating to transactions made on your behalf by the Pursuit Asset-Based Income Fund, your custodian, or others;

•        Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom the Pursuit Asset-Based Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•        If you request or authorize the disclosure of the information;

•        To provide investor account services or account maintenance;

•        To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•        To perform services for the Fund, or on its behalf, to maintain business operations and services;

•        To help us to prevent fraud;

•        With attorneys, accountants, and auditors of the Fund;

•        To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, the Pursuit Asset-Based Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Pursuit Asset-Based Income Fund at 888-723-1542.

Investment Manager Pursuit Fund Advisers, LLC 61 Clapboard Ridge Road Greenwich, CT 06830	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101
Independent Registered Public Accounting Firm Grant Thornton LLP 171 N. Clark Street, Chicago, IL 60601	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Pursuit Asset-Based Income Fund (the “Registrant” or “Fund”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is included as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that J. Michael Fields and Stephen Mace are qualified to serve as the audit committee financial experts serving on its audit committee (the “Audit Committee”) and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees for professional services by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal period ended March 31, 2026 were as follows:

Fiscal period ended March 31, 2026:	$115,000

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees.”

Fiscal period ended March 31, 2026:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal period ended March 31, 2026:	$0

(d) All Other Fees. These are aggregate fees billed for the period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal period ended March 31, 2026:	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)       The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)       The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal period ended March 31, 2026 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended March 31, 2026, of the Registrant was $0.

(h) The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of investment management agreement is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Pursuit Asset-Based Income Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Pursuit Fund Advisers, LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in the annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”), a summary of the Proxy Policies and Procedures used to determine how proxies are voted relating to securities held in the portfolio(s). In lieu of including a summary of policy, the Fund may include the policies and procedures in full.

Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of its affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

●	The Adviser must implement written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the voting of portfolio securities is in the best interest of shareholders of the Fund.

●	At least annually, the Adviser will provide a summary of the material changes made to their Proxy Policies. These changes, and a redlined copy of such Proxy Policies, as applicable, shall be provided to the Board and to the Fund CCO.

●	At least annually, the Adviser will present to the Board a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

●	The Adviser CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act and confirm that it appears reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

●	Quarterly, the Fund CCO will request confirmation from the Adviser that any proxy votes for the Fund were handled in compliance with the Proxy Policies.

Review Responsibilities

The Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a third-party proxy-voting service, the Adviser will inquire with the service provider, to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with the Proxy Policies.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser and may be retained through a third-party proxy voting service, if applicable.

Adopted: July 8, 2025

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this item is as of the date of this filing, unless otherwise noted. Paul Ghaffari and Seth Lowry serve as the portfolio managers (the “Portfolio Managers”) for, and are primarily responsible for the day-to-day portfolio management of the Registrant. Each of Messrs. Ghaffari and Lowry has served as a Portfolio Manager of the Fund since the Fund’s inception.

Paul Ghaffari

Mr. Ghaffari is the Chief Investment Officer for the Adviser and has served as a portfolio manager of the Fund since its inception. Mr. Ghaffari oversees all portfolio management activities at the Investment Manager. He leads the Investment Policy Committee, which is responsible for defining the broad investment parameters of the Fund, including, for example, the types of strategies to be employed and approval of the Private Fund managers. Prior to co founding the Investment Manager in 2024, Mr. Ghaffari was Partner and Co-Chief Investment Officer of Wingspan Capital, a niche alternative investment platform. Previously, Mr. Ghaffari was Chief Investment Officer of Vulcan, Inc. (“Vulcan”), a Seattle-based family office from 2010 to 2014. Mr. Ghaffari ran a 30-person investment team responsible for Vulcan’s multi-billion-dollar portfolio across all asset classes, managing the principal’s taxable portfolio, family foundation, and family trusts. Prior to Vulcan, Mr. Ghaffari was a Founding Partner of FrontPoint Partners LLC (“FrontPoint”), a multi-strategy hedge fund company formed in 2000. Prior thereto Mr. Ghaffari was a Portfolio Manager at Soros Fund Management, New York and a Managing Director at Morgan Stanley Asset Management. He holds a BA from Pomona College and a MS in Foreign Service from Georgetown University.

Seth Lowry

Mr. Lowry is the Deputy Chief Investment Officer for the Investment Manager and has been a portfolio manager of the Fund since its inception. Mr. Lowry is primarily responsible for the day-to-day management of the Fund. He manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee. In addition to his responsibilities as member of the Investment Policy Committee, Mr. Lowry is responsible for risk management and liquidity management for the Fund and for monitoring the performance of investments. Prior to co-founding the Investment Manager in 2024, Mr. Lowry served as Head of Research and Partner at Wingspan Capital with Mr. Ghaffari, after spending several years at a private, international-focused hedge fund based out of Amsterdam. Mr. Lowry began his career in equity research and investment banking working in various advisory roles across equity and credit markets for Merrill Lynch and Citigroup. Mr. Lowry holds a BS in Business from the University of Colorado.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The table below includes details about the type, number, and assets under management for the various types of other accounts, managed by the Portfolio Managers and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of March 31, 2026.

Paul Ghaffari

Account Type	Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Account Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	$0	0	0

Seth Lowry

Account Type	Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Account Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	$0	0	0

Conflicts of Interest: The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers is determined by the Investment Manager’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of Sponsor Units in the Investment Manager’s parent company. Generally, when the Portfolio Managers receive base compensation from the Investment Manager, it is based on their individual seniority and their position within the firm. In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Investment Manager or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of Sponsor Units in the Investment Manager’s parent company, which vest over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the Investment Manager’s other investment groups.

(a)(4) Disclosure of Securities Ownership

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2026.

Name of Portfolio Manager	Pursuit Asset-Based Income Fund
Paul Ghaffari	Over $1,000,000
Seth Lowry	None

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in security lending activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(a) (5)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuit Asset-Based Income Fund

/s/ Paul Ghaffari
By:	Paul Ghaffari
President & Principal Executive Officer
June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Paul Ghaffari
By:	Paul Ghaffari
President & Principal Executive Officer
June 8, 2026

/s/ Starr Frohlich
By:	Starr Frohlich
Treasurer & Principal Financial Officer
June 8, 2026